As filed with the Securities and Exchange Commission on April 19, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-A
For Registration of Certain Classes of Securities
Pursuant to Section 12(b) or 12(g) of the
Securities Exchange Act of 1934

United States Brent Oil Fund, LP
(Exact name of registrant as specified in its charter)

Delaware	27-0925904
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

1320 Harbor Bay Parkway, Suite 145 Alameda, California	94502
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered
Units of United States Brent Oil Fund, LP	NYSE Arca, Inc.

If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. ☒

If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☐

Securities Act registration statement file number to which this form relates: 333-162015

Securities to be registered pursuant to Section 12(g) of the Act:

None
(Title of class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.              Description of the Registrant's Securities to be Registered

The securities to be registered hereby are units of United States Brent Oil Fund, LP (“USBO”).  The description of the units contained in the sections entitled “The Units,” “Who is the General Partner?,” “What is the Plan of Distribution?” and “U.S. Federal Income Tax Considerations” in the Prospectus included in USBO’s Registration Statement on Form S-1 (File No. 333-162015) filed with the Securities and Exchange Commission on September 18, 2009 as amended from time to time (the “Registration Statement”), is hereby incorporated by reference herein. Any form of prospectus or prospectus supplement to the Registration Statement that includes such descriptions and that are subsequently filed are hereby also incorporated by reference herein.

Item 2.              Exhibits

The following exhibits to this registration statement on Form 8-A are incorporated by reference from the documents specified which have been filed with the Securities and Exchange Commission.

Exhibit No.	Description
1	USBO’s Form S-1 Registration Statement, as amended (File No. 333-162015), filed with the Securities and Exchange Commission on April 16, 2010 (incorporated herein by reference).

2	Amended and Restated Agreement of Limited Partnership, incorporated herein by reference to Exhibit 3.3 to USBO’s Form S-1 Registration Statement (File No. 333-162015) filed on April 16, 2010.

3	Certificate of Limited Partnership of the Registrant, incorporated herein by reference to Exhibit 3.1 to USBO’s Form S-1 Registration Statement (File No. 333-162015) filed on September 18, 2009.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:      April 19, 2010

United States Brent Oil Fund, LP

By:	United States Commodity Funds LLC
its General Partner

By:	/s/ Howard Mah
Howard Mah
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
1	USBO’s Form S-1 Registration Statement, as amended (File No. 333-162015), filed with the Securities and Exchange Commission on April 16, 2010 (incorporated herein by reference).

2	Amended and Restated Agreement of Limited Partnership, incorporated herein by reference to Exhibit 3.3 to USBO’s Form S-1 Registration Statement (File No. 333-162015) filed on April 16, 2010.

3	Certificate of Limited Partnership of the Registrant, incorporated herein by reference to Exhibit 3.1 to USBO’s Form S-1 Registration Statement (File No. 333-162015) filed on September 18, 2009.